UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/21/2010

BMC Software, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16393

Delaware	74-2126120
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2101 CityWest Blvd.
Houston, TX 77042-2827
(Address of principal executive offices, including zip code)

713-918-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

BMC Software, Inc. (the "Company") held its Annual Meeting of Stockholders on July 21, 2010. At the Annual Meeting, the Company's stockholders elected ten directors to the Company's Board of Directors, approved an amendment to the Company's Restated Certificate of Incorporation in connection with the amendment to the Company's voting standard for matters subject to a vote of stockholders, as further described in the Company's proxy statement, and ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011.

Proposal One: Election of Directors

The ten (10) nominees named in the definitive proxy statement were elected to serve as directors until the 2011 annual meeting and until his or her respective successor has been duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Robert E. Beauchamp:

Votes For - 152,967,231
Votes Against - 1,977,188
Votes Abstaining - 37,664
Broker Non-Votes - 7,168,647

Jon E. Barfield:

Votes For - 154,662,658
Votes Against - 283,124
Votes Abstaining - 36,301
Broker Non-Votes - 7,168,647

Gary L. Bloom:

Votes For - 154,705,055
Votes Against - 221,326
Votes Abstaining - 55,702
Broker Non-Votes - 7,168,647

Meldon K. Gafner:

Votes For - 153,950,880
Votes Against - 993,011
Votes Abstaining - 38,192
Broker Non-Votes - 7,168,647

Mark J. Hawkins:

Votes For - 154,813,382
Votes Against - 131,704
Votes Abstaining - 36,997
Broker Non-Votes - 7,168,647

Stephan A. James:

Votes For - 154,819,399
Votes Against - 123,592
Votes Abstaining - 39,092
Broker Non-Votes - 7,168,647

P. Thomas Jenkins:

Votes For - 150,444,579
Votes Against - 4,493,906
Votes Abstaining - 43,598
Broker Non-Votes - 7,168,647

Louis J. Lavigne, Jr.:

Votes For - 154,750,450
Votes Against - 190,770
Votes Abstaining - 40,863
Broker Non-Votes - 7,168,647

Kathleen A. O'Neil:

Votes For - 154,496,903
Votes Against - 448,124
Votes Abstaining - 37,056
Broker Non-Votes - 7,168,647

Tom C. Tinsley:

Votes For - 153,975,995
Votes Against - 970,766
Votes Abstaining - 35,322
Broker Non-Votes - 7,168,647

Proposal Two: The approval of an amendment to the Company's Restated Certificate of Incorporation in connection with the amendment of the Company's voting standard for matters subject to a vote of stockholders.

The voting results were as follows:
Votes For - 150,124,383
Votes Against - 4,780,913
Votes Abstaining - 76,787
Broker Non-Votes - 7,168,647

Proposal Three: The ratification of the appointment by the Company's Audit Committee of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2011.

The voting results were as follows:
Votes For - 160,980,772
Votes Against - 1,089,476
Votes Abstaining - 80,482
Broker Non-Votes - 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

Date: July 21, 2010	By:	/s/ Christopher C. Chaffin
Christopher C. Chaffin
Vice President, Deputy General Counsel & Asst. Secretary